EXHIBIT 99.1

STR. I.B                                                             WACHOVIA
Sen/Sub, Y                                                          SECURITIES
Fixed Subs-NAS Bond                                                   [LOGO]
Tranched with Short Floater

                                             ASSUMPTIONS                                COLLATERAL
---------------------------      --------------------------------------       BALANCE                    WAC     WAM
Settlement      27-Feb-2003      Prepay      4-23 CPR in 12 mos - Fixed       ---------------------------------------
1st Pay Date    25-Mar-2003                  28 CPR - Arm
---------------------------      Losses                                       Grp 1-Fixed  $323,184,259  8.93     246
10% CALL                                                                      Grp 2-Arm    $194,729,698  8.30     355

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                                 Principal        Avg                      BEY    Price             Accrued   NetNet    Dated
Name        Rating   Balance    Coupon    Window        Life   Dur      Bench    Yield     %       $@1bp   Int(M)    (MM)       Date
-----------------------------------------------------------------------------------------------------------------------------------
AF1         AAA    148,500,000   1.500  03/03 - 04/05   1.00   0.99   LIBOR_1MO  1.522  100.0000 14,640.92      -  148.50  27-Feb-03
AF2         AAA     56,000,000   3.390  04/05 - 11/07   3.00   2.80        3.00  3.333  100.0000 15,725.52 137.11   56.14  01-Feb-03
AF3         AAA      9,458,000   4.415  11/07 - 06/10   5.48   4.76        5.48  4.394  100.0000  4,518.12  30.16    9.49  01-Feb-03
AF4 (NAS)   AAA     23,800,000   4.389  08/06 - 05/10   5.61   4.86        5.61  4.369  100.0000 11,609.64  75.44   23.88  01-Feb-03
AV          AAA    194,700,000   1.740  03/03 - 12/10   2.93   2.77   LIBOR_1MO  1.770  100.0000 53,958.45      -  194.70  27-Feb-03
M-1         AA      33,664,000   5.186  06/06 - 12/10   5.25   4.43        5.25  5.164  100.0000 14,977.46 126.09   33.79  01-Feb-03
M-2         A       28,485,000   5.871  04/06 - 12/10   5.21   4.31        5.21  5.853  100.0000 12,318.88 120.78   28.61  01-Feb-03
B           BBB     23,306,000   7.205  03/06 - 12/10   5.19   4.12        5.19  7.198  100.0000  9,646.66 121.28   23.43  01-Feb-03

ASSUMPTIONS
-----------
PREPAYMENTS (VOLUNTARY)
Fixed 100% PPC: 4-23 CPR in 12 months
Arm 100% PPC: 28 CPR

INDICES
1 Mo Libor  Forward
6 Mo Libor  Forward
SWAP CURVE ( 01-31-2003)
Mat   3MO   6MO   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   10YR   30YR
Yld 1.350 1.350  1.475  2.005 2.583 3.033 3.395 3.679 3.912 4.105 4.405  5.211

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice

Str.I.b                                 CONFIDENTIAL

STR. III                                                             WACHOVIA
Sen/Sub, Y                                                          SECURITIES
Fixed Subs                                                            [LOGO]
Tranched with Short Floater, PT behind

                                             ASSUMPTIONS                                COLLATERAL
---------------------------      --------------------------------------       BALANCE                    WAC     WAM
Settlement      27-Feb-2003      Prepay      4-23 CPR in 12 mos - Fixed       ---------------------------------------
1st Pay Date    25-Mar-2003                  28 CPR - Arm
---------------------------      Losses                                       Grp 1-Fixed  $323,184,259  8.93     246
10% CALL                                                                      Grp 2-Arm    $194,729,698  8.30     355

---------------------------------------------------------------------------------------------------------------
TRANCHE                             PRINCIPAL       AVG                    BEY    PRICE              ACCRUED   NETNET     DATED
NAME     RATING   BALANCE   COUPON    WINDOW       LIFE   DUR    BENCH    YIELD     %     $@1BP       INT(M)    (MM)      DATE
AF1      AAA     48,000,000  1.500  03/03 - 04/05  1.00   0.98 LIBOR_1MO  1.522  100.0000 14,538.65        -   148.00   27-Feb-03
AF2      AAA     89,758,000  4.074  04/05 - 06/10  3.95   3.55      4.00  4.032  100.0000 31,916.16   264.10    90.02   01-Feb-03
AV       AAA     94,700,000  1.740  03/03 - 12/10  2.93   2.77 LIBOR_1MO  1.770  100.0000 53,968.96        -   194.70   27-Feb-03
M-1      AA      33,664,000  5.186  06/06 - 12/10  5.25   4.43      5.25  5.164  100.0000 14,977.46   126.09    33.79   01-Feb-03
M-2      A       28,485,000  5.871  04/06 - 12/10  5.21   4.31      5.21  5.853  100.0000 12,318.88   120.78    28.61   01-Feb-03
B        BBB     23,306,000  7.205  03/06 - 12/10  5.19   4.12      5.19  7.198  100.0000  9,646.66   121.28    23.43   01-Feb-03

ASSUMPTIONS
-----------
PREPAYMENTS (VOLUNTARY)
Fixed 100% PPC: 4-23 CPR in 12 months
Arm 100% PPC: 28 CPR

INDICES
1 Mo Libor  Forward
6 Mo Libor  Forward
SWAP CURVE ( 01-31-2003)
Mat   3MO   6MO   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   10YR   30YR
Yld 1.350 1.350  1.475  2.005 2.583 3.033 3.395 3.679 3.912 4.105 4.405  5.211

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice

Str.III                                 CONFIDENTIAL

AF-4 (NAS)
SIZE         23,800,000                               100% SPEED
-----------------------------------        -----------------------------------
Settlement              27-Feb-2003     Prepay        4-23 CPR in 12 mos - Fixed
1st Pay Date            25-Mar-2003                   28 CPR - Arm
-----------------------------------

10% CALL

AF-4 (NAS)

----------------------------------------------------------------------------------------------------------------
                               50% PPC       75% PPC        100% PPC       125% PPC        150% PPC     200% PPC
   PRICE                       Yield          Yield           Yield          Yield          Yield          Yield
    100                        4.378          4.373           4.369          4.358          4.310          4.265
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
WAL for Princ Pmts              6.76           6.07            5.61           4.67           2.65           1.89
Mod Durn                        5.68           5.19            4.86           4.13           2.45           1.78
Principal Window Begin         Mar06          Mar06           Aug06          Jan06          Jul05          Nov04
Principal Window End           Sep15          Jun12           May10          Jan09          Jan06          Mar05
Principal # Months               115             76              46             37              7              5
Payment Window          Mar06 - Sep15 Mar06 - Jun12   Aug06 - May10  Jan06 - Jan09  Jul05 - Jan06  Nov04 - Mar05
----------------------------------------------------------------------------------------------------------------

AF-2 (3.95 YR) (TO CALL OR TO MATURITY)
SIZE         89,758,000                               100% SPEED
-----------------------------------        -----------------------------------
Settlement              27-Feb-2003        Prepay     4-23 CPR in 12 mos - Fixed
1st Pay Date            25-Mar-2003                   28 CPR - Arm
-----------------------------------

AF-2 (3.95 YR) (TO CALL OR TO MATURITY)
----------------------------------------------------------------------------------------------------------------
                             50% PPC        75% PPC        100% PPC       125% PPC       150% PPC       200% PPC
   PRICE                       Yield          Yield           Yield          Yield          Yield          Yield
    100                        4.066           4.05           4.032          4.007          3.970          3.918
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
WAL for Princ Pmts              7.54           5.29            3.95           2.91           2.08           1.50
Mod Durn                        6.28           4.62            3.55           2.67           1.95           1.42
Principal Window Begin         Apr07          Dec05           Apr05          Nov04          Jul04          Feb04
Principal Window End           Sep15          Aug12           Jun10          Jan09          Jan06          Mar05
Principal # Months               102             81              63             51             19             14
Payment Window         Apr07 - Sep15  Dec05 - Aug12   Apr05 - Jun10  Nov04 - Jan09  Jul04 - Jan06  Feb04 - Mar05
----------------------------------------------------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice

Price_Yield                           CONDFIDENTIAL